Exhibit 10.17
FORM OF
LETTER AGREEMENT FOR ADMINISTRATIVE SERVICES
LIBERTY ACQUISITION HOLDINGS CORP.
                    , 2007
Berggruen Holdings, Inc.
Gentlemen:
     This letter will confirm our agreement, that commencing on the consummation date (the “Closing Date”) of the initial public offering (“IPO”) of the securities of Liberty Acquisition Holdings Corp. (the “Company”) and continuing until the earlier of the consummation by the Company of a “Business Combination” or the liquidation of the Company (each, as described in the Company’s IPO prospectus, and such earlier date, the “Termination Date”), Berggruen Holdings, Inc. (“Berggruen”) shall make available to the Company certain office space, administrative services and secretarial support, in the New York, New York area as may be required by the Company from time to time, situated at 1114 Avenue of the Americas, 41st Floor, New York, New York 10036 (or any successor location). In exchange therefor, the Company shall pay to Berggruen the sum of $10,000 per month (the “Fee”) on the Closing Date and continuing monthly thereafter until the Termination Date.
[Signatures appear on following page]

Very truly yours, LIBERTY ACQUISITION HOLDINGS CORP.
By:
	Name:	Nicolas Berggruen
	Title:	President

AGREED TO AND ACCEPTED BY:
BERGGRUEN HOLDINGS, INC.

By:
	Name:	Nicolas Berggruen
	Title:	President